Investment Strategy	Oct. 31, 2025
AllianzIM International Equity Buffer15 Uncapped Jan ETF
Prospectus [Line Items]
Strategy Narrative [Text Block]

As described in the Fund’s prospectus, the Fund is subject to a “Spread” that represents the minimum return the iShares® MSCI EAFE ETF ’s share price must achieve in positive market environments before the Fund participates in any positive returns, as measured at the end of the Outcome Period.

The Fund will begin its initial Outcome Period on February 1, 2026, as shown in the table below. The Fund’s Spread is not determined until after the end of the last market day prior to the initial Outcome Period, or January 30, 2026.

As of the date of this Supplement, the Spread for the Fund for the initial Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.79% of the Fund’s average daily net assets:

Fund Name	Ticker	Initial Outcome Period	Estimated Spread Range
AllianzIM International Equity Buffer15 Uncapped Jan ETF	JANI	February 1, 2026, to December 31, 2026	2.75% - 3.75% (before management fee) 3.48% - 4.48% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Spread range provided here is based upon market conditions as of the date of this Supplement. The final Spread could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Spread is established.